                                                                   EXHIBIT 21

               APPLIED INDUSTRIAL TECHNOLOGIES, INC. FORM 10-K FOR
                         FISCAL YEAR ENDED JUNE 30, 1998

                                  SUBSIDIARIES

                                                                                Jurisdiction of
                  Name*                                                Incorporation or Organization
                  -----                                                -----------------------------
Air and Hydraulics Engineering, Incorporated                                    Alabama
(d/b/a Air and Hydraulics Engineering)

American Bearing and Power Transmission, Inc.                                   Michigan

Applied Industrial Technologies -- ABC, Inc.                                    Ohio

Applied Industrial Technologies -- DBB, Inc.                                    Ohio

Applied Industrial Technologies -- Dixie, Inc.                                  Tennessee

Applied Industrial Technologies -- GA LP                                        Georgia

Applied Industrial Technologies -- Mainline, Inc.                               Wisconsin

Applied Industrial Technologies -- Midwest, Inc.                                Ohio

Applied Industrial Technologies -- PA LLC                                       Pennsylvania

Applied Industrial Technologies -- TN LP                                        Tennessee

Applied Industrial Technologies -- TX LP                                        Texas

Bearings Pan American, Inc.                                                     Ohio

Bearing Sales & Services, Inc.                                                  Washington

BER International, Inc.                                                         Barbados

BER Capital, Inc.                                                               Delaware

ESI Acquisition Corporation                                                     Ohio
(d/b/a Engineered Sales, Inc.)

Moore Bearing Company                                                           Michigan

The Ohio Ball Bearing Company                                                   Ohio


* Except as noted, operating companies conduct business under Applied Industrial Technologies name